UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2018

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2800 Post Oak Boulevard Suite 5450 Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2018, the compensation committee (the “Committee”) of the board of directors of Rowan Companies plc (“Rowan”) considered the potential adverse tax consequences to Rowan and to certain of the executive officers of Rowan, including Messrs. Mark Mai and Stephen Butz (“collectively, the “Impacted Officers”), under Sections 280G and 4999 of the U.S. Internal Revenue Code, as amended (the “Code”), resulting from the treatment of potential payments that may be made to each of the Impacted Officers pursuant to the Change in Control Agreement between Rowan and each Impacted Officer in connection with the merger (the “Transaction”) contemplated by the Transaction Agreement, dated as of October 7, 2018, between Rowan and Ensco plc (“Ensco”). In order to mitigate these potential adverse tax consequences, the Committee has elected to: (i) accelerate the payment of the annual incentive payment under Rowan’s 2018 Annual Incentive Plan (the “Early AIP Bonus”) for each of the Impacted Officers from 2019 to December 2018, (ii) convert all outstanding restricted share units previously awarded under Rowan’s Amended and Restated 2013 Rowan Companies plc Incentive Plan (each, a “RSU Award”) to restricted shares (the “Restricted Shares”), and (iii) to satisfy withholding tax obligations, accelerate the vesting of and withhold a certain number of Restricted Shares with a fair market value equal to the employment and income tax liability imposed on each Impacted Officer in connection with such Impacted Officer’s election under Section 83(b) of the Code with respect to the receipt of the Restricted Shares. The Early AIP Bonus will be subject to repayment by each Impacted Officer in the event that the annual incentive payment under the 2018 Annual Incentive Plan would not have otherwise been earned under the original terms of the 2018 Annual Incentive Plan. The Restricted Shares remain subject to the same terms and conditions of the underlying RSU Award from which they were converted and, with the exception of those Restricted Shares that are withheld for tax purposes, will be subject to forfeiture, as applicable, by each Impacted Officer in the event that the underlying RSU Awards would not have vested.

Item 8.01 Other Events.

The information provided in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

* * *

Forward-Looking Statements

This communication includes certain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, including, without limitation, statements regarding the Transaction.  Forward-looking statements include words or phrases such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import.  These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of Rowan and Ensco, delays, costs and difficulties related to the transaction, market conditions, and the combined company’s financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Rowan’s and Ensco’s Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov.  Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.  All information in this document is as of today.  Except as required by law, both Rowan and Ensco disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Rowan and Ensco have filed a definitive proxy statement on Schedule 14A and a form of proxy card with the SEC in connection with the solicitation of proxies for the special meeting of each companies’ shareholders (the “Definitive Proxy Statement”). INVESTORS AND SECURITY HOLDERS OF ROWAN ARE ADVISED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO WHEN THEY BECOME AVAILABLE) BECAUSE THEY CONTAIN AND WILL CONTAIN, AS APPLICABLE, IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Investors and security holders may obtain a free copy of the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by Rowan with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents (when available) by directing a request by mail or telephone to Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan’s website at www.rowan.com/investor-relations.

Participants in the Solicitation

Rowan and its directors, executive officers and certain other members of management are participants in the solicitation of proxies from its security holders in connection with the matters to be considered at the special meetings of Rowan’s shareholders. Information about Rowan’s directors and executive officers is available in the Definite Proxy Statement and certain of Rowan’s other SEC filings made subsequent to the date of the Definitive Proxy Statement. To the extent holdings of Rowan’s securities by such directors or executive officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the special meetings of Rowan’s shareholders.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process

Rowan is incorporated under the laws of England and Wales. In addition, some officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Rowan or its officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Rowan or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2018	ROWAN COMPANIES PLC

	By:	/s/ Mark F. Mai
Mark F. Mai
Executive Vice President, General Counsel & Secretary